Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP Real Estate Portfolio
March 31, 2025
VIPRE-NPRT1-0525
1.799880.121
Common Stocks - 99.7%
	Shares	Value ($)
UNITED STATES - 99.7%
Real Estate - 99.7%
Health Care REITs - 11.6%
Ventas Inc	361,910	24,884,932
Welltower Inc	108,700	16,653,927
		41,538,859
Hotel & Resort REITs - 1.4%
Ryman Hospitality Properties Inc	56,400	5,157,216
Industrial REITs - 12.8%
Americold Realty Trust Inc	206,200	4,425,052
Prologis Inc	274,429	30,678,418
Rexford Industrial Realty Inc	139,000	5,441,850
Terreno Realty Corp	84,100	5,316,802
		45,862,122
Office REITs - 1.9%
Douglas Emmett Inc	419,800	6,716,800
Real Estate Management & Development - 9.3%
CBRE Group Inc Class A (a)	157,700	20,624,006
CoStar Group Inc (a)	62,200	4,928,106
Zillow Group Inc Class C (a)	113,800	7,802,128
		33,354,240
Residential REITs - 15.0%
Essex Property Trust Inc	38,548	11,817,660
Invitation Homes Inc	310,300	10,813,955
Mid-America Apartment Communities Inc	59,000	9,887,220
Sun Communities Inc	99,000	12,735,360
UDR Inc	184,100	8,315,797
		53,569,992
Retail REITs - 13.0%
Curbline Properties Corp	170,600	4,126,814
Federal Realty Investment Trust	58,800	5,751,816
Macerich Co/The	458,100	7,865,577
NNN REIT Inc	214,400	9,144,160
SITE Centers Corp	113,350	1,455,413
Tanger Inc	332,200	11,225,038
Urban Edge Properties	359,100	6,822,900
		46,391,718
Specialized REITs - 34.7%
American Tower Corp	164,400	35,773,440
Crown Castle Inc	90,700	9,453,661
CubeSmart	240,600	10,276,026
Digital Realty Trust Inc	58,600	8,396,794
Equinix Inc	34,800	28,374,180
Four Corners Property Trust Inc	308,100	8,842,470
Iron Mountain Inc	88,600	7,623,144
Public Storage Operating Co	51,700	15,473,293
		124,213,008
TOTAL REAL ESTATE		356,803,955

TOTAL COMMON STOCKS (Cost $283,613,853)		356,803,955

Money Market Funds - 0.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b) (Cost $1,920,327)	4.32	1,919,943	1,920,327

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $285,534,180)	358,724,282
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(634,836)
NET ASSETS - 100.0%	358,089,446

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,032,064	11,705,225	11,816,962	15,264	-	-	1,920,327	1,919,943	0.0%
Total	2,032,064	11,705,225	11,816,962	15,264	-	-	1,920,327

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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